UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2020

OTTER TAIL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-53713	27-0383995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN 56538-0496

(Address of principal executive offices, including zip code)

(866) 410-8780

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $5.00 per share	OTTR	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2020, the Board of Directors of the Company amended and restated the Otter Tail Corporation Executive Restoration Plus Plan (the “ERPP”) to (i) change the definition of “retirement age,” under most circumstances, from age 62 to the earlier of age 62 or qualifying for normal or early retirement under any retirement plan of the Company that is applicable to the participant and (ii) remove the language in the ERPP delaying payment if the payment is non-deductible under section 162(m) of the Internal Revenue Code, in response to changes made under the Tax Cuts and Jobs Act of 2017. Certain administrative amendments were also made to the ERPP. The ERPP is a nonqualified defined contribution plan for executive officers and certain others who are not eligible to participate in the Company’s Pension Plan or the Company’s Executive Survivor and Supplemental Retirement Plan. The ERPP, as amended and restated, is filed as Exhibit 10.1 hereto and is incorporated herein by reference, and this description of the ERPP is qualified in its entirety by reference to such Exhibit.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Shareholder Meeting on April 20, 2020. A total of 40,247,417 shares of the Company’s common stock were entitled to vote as of February 20, 2020, the record date for the Annual Meeting, of which 32,209,984 were voted in person or by proxy at the Annual Meeting. The matters voted upon and approved by the Company’s shareholders were:

(1)	the election of three members to the Board of Directors;

(2)	the approval, in a non-binding advisory vote, the compensation provided to the Named Executive Officers as described in the proxy statement; and

(3)	the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020.

The following is a summary of the voting results for each matter presented to the shareholders:

Election of Directors:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
John D. Erickson	24,032,555	429,876	7,747,553
Nathan I. Partain	23,896,545	565,886	7,747,553
James B. Stake	24,036,461	425,970	7,747,553

All three directors were elected to serve three-year terms expiring at the time of the 2023 Annual Shareholder Meeting and until their successors are duly elected and qualified.

Approval of Compensation Provided to the Named Executive Officers as Described in the Proxy Statement:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
22,874,456	1,180,920	407,055	7,747,553

Ratification of the Appointment of Deloitte & Touche LLP:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
31,399,872	619,890	190,222	0

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Otter Tail Corporation Executive Restoration Plus Plan (2020 Restatement).

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTER TAIL CORPORATION

Date: April 22, 2020	By:	/s/ Jennifer O. Smestad
Jennifer O. Smestad
Vice President, General Counsel and Corporate Secretary